UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On April 29, 2020, the Company entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, and other lenders, providing for a 364-day, $750 million unsecured delayed-draw term loan facility (the “Credit Facility”). The commitments of the lenders under the Credit Facility are scheduled to expire on April 28, 2021.
The Credit Facility is intended to support the Company’s potential financing needs with respect to its proposed acquisition of Delphi Technologies PLC (“Delphi Technologies”) and expires or must be mandatorily repaid upon any termination of the transaction agreement with Delphi Technologies, the receipt of proceeds from certain capital markets transactions, or the receipt of proceeds from certain asset sales outside the ordinary course of business. No borrowings were made at the closing of the Credit Agreement.
Interest under the Credit Facility accrues at varying rates based upon the type of borrowing under the Credit Facility and the rating by certain specified rating agencies of the Company’s outstanding unsecured senior indebtedness as of the applicable date of borrowing. The Credit Agreement includes a financial covenant that requires the Company to maintain a consolidated leverage ratio of not more than 3.50 to 1.00. Upon the closing of certain acquisitions, the Company, at its option, may temporarily increase the consolidated leverage ratio to 3.75 to 1.00.
The Credit Agreement contains customary events of default, including payment defaults, breaches of representations and warranties, covenant defaults, cross defaults to similar obligations, customary ERISA defaults, certain events of bankruptcy and insolvency, judgment defaults or a change in control of the Company. The Credit Agreement also contains customary provisions permitting the lenders to terminate their commitments and accelerate the repayment of all loans outstanding under the Credit Facility during an event of default.
None of the Company or any of its affiliates has a material relationship with any lender in the Credit Facility other than in respect of the Credit Facility, the Company’s syndicated five-year credit facility, and other customary banking relationships.
Forward-Looking Statements: This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined company following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.
For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020.
Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.
Forward-looking statements are not guarantees of performance, and BorgWarner’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: uncertainties regarding the extent and duration of impacts of matters associated with COVID-19/coronavirus; the failure to complete our anticipated acquisition of Delphi Technologies, as a result of, by way of example, the failure to: satisfy the conditions to the completion of the transaction, obtain the regulatory approvals required for the transaction on the terms expected or on the anticipated schedule, or obtain Delphi Technologies stockholder approval in a timely manner or otherwise; our dependence on automotive and truck production, both of which are highly cyclical; our reliance on major OEM customers; commodities availability and pricing; supply disruptions; fluctuations in interest rates and foreign currency exchange rates; availability of credit; our dependence on key management; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; future changes in laws and regulations, including, by way of example, tariffs, in the countries in which BorgWarner operates; and other risks noted in reports that BorgWarner files with the Securities and Exchange Commission (the “SEC”), including the Risk Factors in our most recently filed Annual Report on Form 10-K. BorgWarner does not undertake any obligation to update or announce publicly any updates to or revision to any of the forward-looking statements in this communication to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.
No Offer or Solicitation: This communication is being made in respect of the proposed acquisition of Delphi Technologies by BorgWarner Inc. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.
Participants in the Solicitation: Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement filed on Schedule 14A with the SEC on March 11, 2020 (the “preliminary proxy statement”) and will be set forth in a definitive proxy statement and any other relevant documents to be filed with the SEC. You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.
Additional Information and Where to Find It: This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies filed with the SEC the preliminary proxy statement, and Delphi Technologies will file with the SEC and furnish to its shareholders a definitive proxy statement on Schedule 14A and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and the parties to the proposed transaction.
Investors are able to obtain free of charge the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the preliminary proxy statement, the definitive proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
General: The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person. Any response in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the proxy statement and other relevant documents have been dispatched.
Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: May 4, 2020	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary